                                                                  EXHIBIT 10.20


                        FORM S-3 REGISTRATION AGREEMENT

                 THIS FORM S-3 REGISTRATION AGREEMENT (the "Agreement") is made and entered into on January 3, 1996 by and between CORVEL CORPORATION, a Delaware corporation (the "Company"), and NORTH STAR UNIVERSAL, INC., a Minnesota corporation (the "Selling Stockholder"), in connection with the preparation and filing by the Company of a Form S-3 Registration Statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") for the offering from time to time of up to 350,000 shares (the "Shares") of Common Stock, $.0001 par value, of the Company (the "Common Stock") to be sold by the Selling Stockholder.

         Section 1. Selling Stockholder Representations. The Selling Stockholder hereby certifies to the Company, for the purpose of the registration of the Shares to be registered for the Selling Stockholder's account, that the statements made below are true and correct.

                 (a) The Selling Stockholder is the beneficial owner, as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as of the date hereof, of the Shares as set forth under the caption "Selling Stockholder" in the prospectus filed as part of the effective Registration Statement (the "Prospectus").

                 (b) The Selling Stockholder has reviewed the statements contained under the headings "Selling Stockholder" and "Sale of the Shares" in the Prospectus and in the second paragraph on page 1 of the Prospectus and hereby confirms that such statements with respect to the Selling Stockholder are true and correct as of the date hereof.

                 (c) The Selling Stockholder understands that the Selling Stockholder will be required to deliver a copy of the final Prospectus provided by the Company in connection with each sale that the Selling Stockholder may make of registered Shares.

                 (d) During such time as the Selling Stockholder may be attempting to sell the registered Shares, the Selling Stockholder will not bid for or purchase any of the Company's outstanding securities or attempt to induce any person to purchase such securities, other than as permitted under the Exchange Act, and rules promulgated thereunder, or engage in any "stabilization" activity in connection with the Company's outstanding securities.

                 (e) The Selling Stockholder will not offer or sell the Shares in any state unless the Selling Stockholder has been notified by counsel for the Company that the Shares have been registered or qualified for offer or sale in such state or unless the offer or sale of the Shares is exempt from registration or qualification in such state.

                 (f) The Selling Stockholder understands that the Selling Stockholder, and any other person who participates with the Selling Stockholder in the sale of the registered Shares, may be deemed to be an "underwriter" as defined in the Securities Act of 1933, as amended (the "Securities Act").

                 (g) The Selling Stockholder will not make any representation concerning the Company, or deliver any written materials to any buyer of the registered Shares other than the prospectus provided by the Company.

                 (h) The Selling Stockholder will promptly notify the Company if there is any change in any of the foregoing statements prior to the time all of the registered Shares have been sold.

         Section 2. Registration Expenses. The Selling Stockholder shall, whether or not the Registration Statement is declared effective, pay all of the costs and expenses of the Company (in addition to all Selling Stockholder's costs) incident to the preparation and filing of the Registration Statement, including, but not limited to the fees and expenses of the Company's counsel, the fees and expenses of the Company's accountants, and all other costs and expenses incident to the preparation, printing and filing under the Securities Act of the Registration Statement, and the costs incurred in connection with the qualification of the Shares under the laws of various jurisdictions.

         Section 3. Period of Effectiveness; Notice of Developments. The Company shall keep the Registration Statement effective for 120 days after the date of its effectiveness. The Company shall notify the Selling Stockholder promptly, and (if requested) confirm such notice in writing, (i) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information,
(iii) of the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in the Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate. The Selling Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (ii),
(iii), (iv), (v) or (vi) above, the Selling Stockholder will forthwith discontinue disposition of the Shares covered by the applicable Registration Statement or Prospectus until the Selling Stockholder's receipt of the copies of the supplemented or amended Prospectus, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

         Section 4.       Indemnification.

                 (a) The Company shall indemnify and hold harmless the Selling Stockholder, each of its directors, each of its officers and each person, if any, who controls the Selling Stockholder within the meaning of the Securities Act, against any losses, claims, damages or liabilities (or actions in respect thereof) (collectively, "Losses"), to which the Selling Stockholder, director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such Losses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any legal or other expenses reasonably incurred by the Selling Stockholder in connection with investigating or defending any such Losses; provided, however, that the Company will not be liable in any such case to the Selling Stockholder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by the Selling Stockholder specifically for use in the preparation thereof.

                 (b) Further, the Company shall not be liable to the Selling Stockholder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (A) (i) the Selling Stockholder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by the Selling Stockholder of any Shares to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have completely corrected such untrue statement or alleged untrue statement or such omission or alleged omission; or (B) (x) such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, the Selling Stockholder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of any Shares to the person asserting the claim from which such Losses arise.

                 (c) The Selling Stockholder shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company, within the meaning of the Securities Act, against any Losses to which the Company, or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such Losses are caused by any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus contained therein or amendment or amendments or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such Losses; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by the Selling Stockholder for use in the preparation thereof (including without limitation the information referred to in Section 1(b) above).

                 (d) Promptly after receipt by an indemnified party pursuant hereto of notice of any claim to which indemnity would apply or the commencement of any action, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant hereto, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel satisfactory to such indemnified party.

         Section 5. Intercompany Matters Release. Each of the Selling Stockholder and the Company hereby release and forever discharge the other from any and all known and unknown liabilities, claims, demands and causes of action, which have arisen or may arise out of or are in any way connected with the intercompany arrangements between the Selling Stockholder and the Company concerning insurance, taxes and cash management services. It is the intention of the parties that this Agreement shall be effective as a full and final accord and satisfactory release of the matters described in this Section 5 (the "Matters"). In furtherance of this intention, the parties acknowledge that each is familiar with Section 1542 of the Civil Code of the State of California ("Section 1542"), which provides as follows:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         The parties hereto waive and relinquish any rights and benefits which they may have under Section 1542 with regard to the Matters. The parties acknowledge that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the Matters, but it is their intention to fully and finally and forever settle and release any and all matters, and differences known or unknown, suspected or unsuspected, which do now exist, may exist or heretofore have existed between them in connection with the Matters. In furtherance of this intention, the releases herein shall be and remain in effect as full and complete general releases relating to the Matters notwithstanding the discovery or existence of any such additional or different facts.

         Section 6. Notices. All notices, requests, demands and other communications pertaining to the subject matter of this Agreement shall be in writing and shall be deemed to be duly rendered upon personal delivery, one (1) day after delivery to a reputable overnight courier, or five (5) days after deposit in the United States mail, postage prepaid, registered or certified mail with return receipt requested and addressed as follows, or as the other party may hereafter designate to the other in writing:

         To Company:      CorVel Corporation

                               1920 Main Street, Suite 1090
                               Irvine, California 92714
                               Attention:  V. Gordon Clemons

         To Shareholder:  North Star Universal, Inc.

                               5353 Wayzata Boulevard
                               Minneapolis, Minnesota 55416
                               Attention:  Peter E. Flynn

         Section 7. Attorneys' Fees. In the event of any dispute or litigation arising out of or relating to the meaning, interpretation or breach of this Agreement or, compliance or non-compliance with the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

         Section 8. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors, assigns, heirs, executors and legal representatives of each of the parties hereto, but shall not be assigned or delegated without the prior written consent of the other party.

         Section 9. Counterparts. This Agreement may be executed in one or more counterparts, and all so executed shall constitute one agreement, notwithstanding that each of the parties hereto are not signatory to the original of the same counterpart of this Agreement.

         Section 10. Governing Law. This Agreement has been executed and shall be governed by and construed in accordance with the laws of the State of Delaware.

         Section 11. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in not way be affected, impaired or invalidated, and the parties shall negotiate in good faith to modify this Agreement and to preserve each party's anticipated benefits under this Agreement.

         Section 12. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto, and supersedes all other prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                                      THE COMPANY:

                                                      CORVEL CORPORATION

                                         By:        V. Gordon Clemons
                                             ---------------------------------

                                         Title:     Chairman and President
                                                ------------------------------



                                         SELLING STOCKHOLDER:

                                         NORTH STAR UNIVERSAL, INC.

                                         By:       Peter Flynn
                                               -------------------------------

                                         Title:    Executive Vice President
                                               -------------------------------